                                                                    Exhibit 10.7
                           RENT COMMENCEMENT LETTER
                           ------------------------


     In accordance with Article 2 Term of the Lease Agreement between D/S 16600 Park Row, Ltd. ("Lessor") and CiDRA Corporation ("Lessee"), dated the 7th day of July, 2000 (the "Lease"), Lessor and Lessee hereby agree, certify, and stipulate that the Term of the Lease commenced on the 1st day of September, 2000, and shall terminate on the 31st day of October, 2007.



                                  "LESSOR"

                                  D/S 16600 Park Row, Ltd.,
                                  a Texas limited partnership


                                  By:  /s/ B.D. Simpkins, Jr.
                                       -----------------------

                                  Name:  B.D. Simpkins, Jr.
                                         ------------------
                                       (Please Print)



                                  "LESSEE"

                                  CiDRA Corporation,
                                  a Delaware corporation


                                  By:  /s/ Keith R. Morley
                                       -------------------

                                  Name:  Keith R. Morley
                                         ---------------
                                       (Please Print)

                        AMENDMENT #2 TO LEASE AGREEMENT
                        -------------------------------

     THIS AMENDMENT modifies the LEASE AGREEMENT dated July 7, 2000 and Amendment #1 to Lease Agreement dated July 20, 2000, by and between D/S 16600 Park Row, Ltd., a Texas limited partnership (hereinafter called "Lessor"), and CiDRA Corporation, a Delaware corporation (hereinafter called "Lessee"). Unless specifically changed here, all terms of the Lease Agreement and Amendment #1 to Lease Agreement remain in full force and effect.

                              W I T N E S S E T H:

                                   Article 1

                     CONSTRUCTION OF IMPROVEMENTS BY LESSEE
                     --------------------------------------

     (a) Lessor agrees to expend funds up to $172,170 ("Allowance") in addition to the purchase price of the Leased Premises to remodel, refurbish and renovate same to Lessee's specifications. Said Allowance shall include but is not limited to actual construction costs, architectural and engineering fees.

                                   Article 3

                                     RENTS
                                     -----

     (a)  Base Rent and Adjustments.
          --------------------------

          (1) Base Rent. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Lessee promises and agrees to pay Lessor, while this Lease remains in force and effect, paid in monthly payments in advance $0.00 for months one and two of the term; $16,371.21 per month for months three through twelve (3-12) of the term; $16,821.21 per month for months thirteen through twenty-four (13-24) of the term; and $16,991.21 per month for months twenty-five through eighty-six (25-86) of the term.

     EXECUTED as of the 22nd of September, 2000.

LESSOR:  D/S 16600 Park Row, Ltd.

A Texas limited partnership

By:  /s/ B.D. Simpkins, Jr.
     ----------------------

Its:  President of B. Douglas Simpkins, Jr. Inc. - General Partner
      ------------------------------------------------------------

LESSEE:  CiDRA Corporation,
a Delaware corporation

By:  /s/ F. Kevin Didden
     -------------------

Its:  President and CEO
      -----------------

                        AMENDMENT #1. TO LEASE AGREEMENT
                        --------------------------------

     THIS AMENDMENT modifies the LEASE AGREEMENT dated July 7, 2000, by and between D/S 16600 Park Row, Ltd., a Texas limited partnership (hereinafter called "Lessor"), and CiDRA Corporation, a Delaware corporation (hereinafter called "Lessee"). Unless specifically changed here, all terms of the Lease Agreement remain in full force and effect.

                              W I T N E S S E T H:

                                   Article 1

                     CONSTRUCTION OF IMPROVEMENTS BY LESSEE
                     --------------------------------------

     (a) Lessor agrees to expend funds up to $122,457 ("Allowance") in addition to the purchase price of the Leased Premises to remodel, refurbish and renovate same to Lessee's specifications. Said Allowance shall include but is not limited to actual construction costs, architectural and engineering fees.

     (c) COMMENCEMENT AND COMPLETION DATES: On or before August 21, 2000 (as extended due to any Initial Delays) (which date is referred to herein as the "Construction Date"), Lessor shall, at Lessor's sole cost and expense, commence the on-site physical construction of the Improvements. From and after the Construction Date, Lessor shall use diligent efforts to cause Substantial Completion of the Improvements in accordance with the Construction Documents to occur on or before September 30, 2000 (the "Scheduled Completion
Date").

                                   Article 3

                                     RENTS
                                     -----

     (a)  Base Rent and Adjustments.
          --------------------------

          (1) Base Rent. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Lessee promises and agrees to pay Lessor, while this Lease remains in force and effect, paid in monthly payments in advance $0.00 for months one and two of the term; $15,520.00 per month for months three through twelve (3-12) of the term; $15,970.00 per month for months thirteen through twenty-four (13-24) of the term; and $16,150.00 per month for months twenty five through eighty-six (25-86) of the term.

          (2) Unanticipated Site Conditions. Lessor and Lessee acknowledge and agree that there are no Unanticipated Physical Conditions which are unacceptable.

     EXECUTED as of the   of July, 2000.

LESSOR:  D/S 16600 Park Row, Ltd.

A Texas limited partnership

By:  /s/ B.D. Simpkins, Jr.
     ----------------------

Its:  President of /s/ B.D. Simpkins, Jr. Inc. - General Partner
      ----------------------------------------------------------

LESSEE:  CiDRA Corporation
A Delaware Corporation

By:  /s/ F. Kevin Didden
     -------------------
     F. Kevin Didden

Its:  President and CEO
      -----------------

                                LEASE AGREEMENT
                                ---------------


     THIS AGREEMENT is made and entered into this 7th day of July, 2000, by and between D/S 16600 Park Row, Ltd., a Texas limited partnership (hereinafter called "Lessor"), and CiDRA Corporation, a Delaware corporation (hereinafter called "Lessee").

                                  WITNESSETH:

     Lessor, for and in consideration of the covenants of Lessee herein contained, and subject to the terms, provisions and conditions hereinafter set forth, hereby leases, demises and lets unto Lessee, and Lessee hereby leases and takes from Lessor, that certain tract or parcel of land situated in Harris County, Texas, as described in Exhibit A attached hereto and made a part hereof (the "Land"), together with and including the Building (as defined below) and other improvements both existing and to be erected thereon by Lessor and Lessee as provided in Article 1 below (the Land and the Building and other improvements being hereinafter referred to as the "Leased Premises").

     TO HAVE AND TO HOLD the said Leased Premises, together with all and singular rights, privileges, and appurtenances thereunto attaching and belonging, unto the said Lessee for and during the term hereinafter set forth and in accordance with the terms, provisions and conditions set forth below.

     Wherever and as often as the words this "Agreement" or this "Lease" are used or appear in this instrument, the sane shall mean and refer to this instrument, and all exhibits hereto and all plans, drawings and specifications identified herein and any amendments to the sane.

                                   Article 1

                     CONSTRUCTION OF IMPROVEMENTS BY LESSEE
                     --------------------------------------

     (a) CONSTRUCTION DOCUMENTS: Lessor desires to lease to Lessee the Leased Premises which consists of a warehouse and office building containing a total of approximately 31,410 square feet of space (the "Building") and the Land. The Land includes, without limitation, outdoor surface parking and the landscaping and other improvements, if any, located outside of the Building (the "Common Areas"). The Leased Premises are shown on the site plan, the floor plan, and the related documents attached hereto as Exhibit B (collectively, the "Site Plan Documents"). As used herein, the term "Improvements" shall mean the improvements to be constructed by Lessor in accordance with the Construction Documents. Based upon the Site Plan Documents, Lessor and Lessee shall consult and cooperate with each other to prepare any necessary remodeling plans so that Lessor can prepare all of the detailed architectural plans and specifications and the structural, mechanical, electrical, and related construction documents for the Building (the "Construction Documents"). The Site Plan Documents have been prepared by Lessor in consultation with, and approved by, Lessee. Within 30 days after the date of this Lease (as extended due to any Initial Delay (as defined below]) Lessor shall deliver to Lessee final and complete copies of all of the final Construction Documents which shall be prepared by Lessor, at Lessor's expense, pursuant to and in accordance with the Site Plan Documents and the procedures set forth herein. Within ten (10) days after Lessee's receipt of the Construction Documents, Lessee shall deliver to Lessor a written notice approving the same or a written notice specifying any of Lessee's objections thereto; provided that Lessee shall not have the right to object to any aspect of the Construction Documents which are not different from the Site Plan Documents. Lessor and Lessee shall use reasonable good faith efforts to resolve any disagreements regarding any objection made by Lessee to the Construction Documents. If Lessor and Lessee do not resolve any such disagreements within ten (10) days after the date of Lessee's notice to Lessor, both Lessor and Lessee shall have the right to terminate this Lease by written notice given to the other party at any time after such date and prior to the mutual approval of the Construction Documents and, upon such termination, all funds paid by Lessee to Lessor shall immediately be returned. As used herein, the term "Initial Delay" shall mean any delay in the completion of the initial Construction Documents which is directly attributable to (i) any new or additional changes to the Improvements requested by Lessee prior to the completion of the initial Construction Documents, or (ii) any delay by Lessee in responding to the initial Construction Documents beyond the 10-day period provided herein. Lessor agrees to expend. funds up to $50,000 ("Allowance") to complete all Improvements to be made under the Construction Documents before Lessee shall be responsible for the payment of any funds therefor. Said Allowance shall include but is not limited to actual construction costs, architectural and engineering fees.

     (b) CONSTRUCTION SCHEDULE: The general contractor for the Improvements shall be selected by Lessor (the "Contractor"), provided the Contractor shall first have been approved by Lessee, which approval will not be unreasonably withheld. All of the construction work shall be carried out by the Contractor under the sole direction of Lessor. Within ten (10) days after the date hereof, Lessor shall prepare and furnish to Lessee a construction schedule for the Improvements showing the time periods estimated by Lessor for the completion of the major phases of the Improvements (the "Construction Schedule"). Lessor shall make a good faith effort to advise Lessee as soon as reasonably possible if Lessor determines that Lessor's actual progress in completing any phase of the Improvements is behind the time periods set forth on the Construction Schedule in any material way.

     (c) COMMENCEMENT AND COMPLETION DATES: On or before August 21, 2000 (as extended due to any Initial Delays) (which date is referred to herein as the "Construction Date"), Lessor shall, at Lessor's sole cost and expense, commence the on-site physical construction of the Improvements. From and after the Construction Date, Lessor shall use diligent efforts to cause Substantial Completion of the Improvements in accordance with the Construction Documents to occur on or before September 15, 2000 (the "Scheduled Completion Date").

     (d)  LESSEE'S RIGHT TO TERMINATE:
          ---------------------------

          (1) If Lessor has not caused Substantial Completion of the Improvements to occur on or before the Scheduled Completion Date (as extended due to any Lessee Delay and to any Unavoidable Delay), Lessee shall have the right to provide written notice to Lessor of its intent to terminate this Lease if Lessor does not cause Substantial Completion of the Improvements within thirty (30) days after delivery of such notice.

          (2) In the event of any termination of this Lease under Section 1(a) or under this Section 1(d), Lessor and Lessee shall be relieved of all further obligations under this Lease, which obligations shall continue in full force and effect.

     (e) SUBSTANTIAL COMPLETION: As used herein, the term "Substantial Completion" shall mean the date when all of the following events have occurred:

          (1) Verret Architects (the "Architect") shall have delivered to Lessor and Lessee a written certificate stating that all of the Improvements have been substantially completed in substantial accordance with the Construction Documents, except for the Punch List Items.

          (2) Lessor shall have obtained a final Certificate of Occupancy for the Building permitting the use of the Building for warehouse and office use.

          (3) Lessor shall have delivered to Lessee written certification that Lessor has met its obligations under clauses (1) and (2) of this Section 1(e), together with a current list of the approved Punch List Items.

     Notwithstanding the foregoing, Lessor shall give to Lessee not less than ten (10) days written notice of the date on which Lessor expects to achieve Substantial Completion.

     (f) CHANGE ORDERS: Lessee may, from time to time, submit to Lessor any written requests for changes or additions to the Construction Documents and/or the Improvements desired by the Lessee in such detail as Lessor may reasonably require (each a "Change Order"), which changes or additions shall be subject to Lessor's approval, which approval shall not be unreasonably withheld. Such approval shall include Lessor's written notice to Lessee of (i) the net increase, if any, in the actual out-of-pocket cost to be incurred by Lessor in completing the work associated with the Change Order (the "Change Cost"), and
(ii) the anticipated delays, if any, in completing the work as a result of such Change Order, including the processing thereof (the "Change Delay"). Within five
(5) business days after Lessee's receipt of such notice, Lessee shall give to Lessor written notice to proceed or not to proceed with the Change Order. Lessee's notice to proceed with the Change Order shall include a specific written agreement from Lessee to pay to Lessor the Change Cost and written confirmation of Lessee's acceptance of the Change Delay as a Lessee Delay hereunder. Following the required approvals, upon Lessee's written acceptance of any such Change Order, Lessor shall promptly revise the Construction Documents to incorporate the Change Order and shall proceed to complete the Improvements in accordance with the Change Order. Any and all Change Costs incurred by Lessor hereunder shall be limited so that the Allowance of $50,000 shall not be exceeded. Any Change Costs which will not be paid by Lessor hereunder shall be paid by Lessee on an item by item basis within ten (10) business days after the date that each such Change Order has been completed by Lessor and Lessor has delivered to Lessee a written invoice for such work. Calculations of any Change Costs shall be subject to audit, verification, and correction, if necessary, by Lessee (who shall have access to the relevant books and records maintained by Lessor for such purpose) without either party being prejudiced by any prior payment thereof; provided that any such audit shall be completed for each Change Order within thirty (30) days after the date of Lessee's receipt of the relevant invoices, statements, and other documents supporting Lessor's calculation of the Change Cost for each such Change Order. Any disagreements between Lessor and Lessee regarding the calculation of any Change Costs shall be resolved in accordance with the procedures set forth in Section 1(o) of this Lease.

     (g) SUBSTANTIAL COMPLETION AND PUNCH LIST ITEMS: As used herein, the term "Punch List Items" shall mean details of construction, decoration, and mechanical adjustment which are part of the Improvements and which in the aggregate, are minor in character and do not materially interfere with the Lessee's use or enjoyment of the Leased Premises. Concurrently with Substantial Completion, the Architect, the Contractor, Lessor, and Lessee shall meet to review and approve of the matters to be included as Punch List Items, which approvals shall not be unreasonably withheld. Punch List Items shall be completed by Lessor at Lessor's expense. Lessor shall use its best efforts to complete all of the Punch List Items within thirty (30) days after the date of Substantial Completion.

     (h) LESSOR'S WARRANTY: In addition to (and not in lieu of) Lessor's obligations under the Lease with respect to repairs, Lessor warrants to Lessee that the Improvements will be free from defects in workmanship and materials for a period of ninety (90) days after the date of Substantial Completion or such longer period otherwise available at law or in equity. If, at any time during such warranty period, any of the workmanship or materials used in the construction of the Improvements is defective, and Lessee shall, within the warranty period, so notify Lessor in writing that such workmanship or material is defective, Lessor shall cause such defective workmanship or material to be corrected, repaired, or replaced in a manner reasonably acceptable to both Lessor and Lessee. Such correction, repair, or replacement shall be performed by Lessor, at Lessor's expense, as promptly as reasonably possible and in such manner so as to minimize any interference with Lessee in its operations in and about the Leased Premises. If Lessor fails to correct any such defect within a reasonable period of time after Lessor's receipt of notice thereof, Lessee shall have the right (but not the obligation), in addition to all other rights and remedies available to Lessee for such failure, to correct such defect and to require Lessor to reimburse Lessee for all of the costs incurred by Lessee in connection therewith, including a reasonable amount for Lessee's overhead and administrative costs in coordinating such work. Lessor shall pay such costs to Lessee within five (5) business days after Lessor's receipt of a written statement therefor. Within thirty (30) days after the Commencement Date, Lessor shall deliver to Lessee one complete set of an as-built mylar drawing for the Building and copies of all manuals, pamphlets, and other instructional materials received by Lessor covering the care, use, operation, and maintenance of the materials and equipment used in the construction of the Improvements.

     (i) INSPECTIONS AND ACCESS BY LESSEE: Lessee and Lessee's representatives shall have the right, from time to time, to observe the progress and the installation of the Improvements; provided, however, no such observation shall create liability or responsibility on the part of Lessee with respect to the nature or quality of the Improvements. Lessor shall be available, and cause the Contractor to be available, to Lessee or its representatives from time to time upon reasonable prior notice when necessary or desirable for the purpose of reviewing the Improvements.

     (j) COMPLIANCE WITH LAWS: Lessor, at its expense, shall obtain all approvals, permits, and other consents required to commence, perform and complete the Improvements; shall at all times cause all work in connection with the Improvements to be carried out in compliance with all such consents and in compliance with all applicable laws, codes, regulations, and other legal requirements; and shall maintain for inspection by Lessee, upon reasonable request and at reasonable intervals, copies of the invoices and statements relating to the Improvements which Lessor generally maintains and all approvals, permits, inspection reports, notices, and other similar documents prepared or received by Lessor or the Contractor.

     (k) LESSEE'S WORK: All finishing work, equipment installation, cabling, and interior wall finish for the offices and showrooms, or other work (the "Lessee's Work") desired by Lessee, if any, and not initially or thereafter included in the Improvements, shall be performed by Lessee, at Lessee's expense, through contractors selected by Lessee and approved by Lessor, which approval shall not to be unreasonably withheld. Lessor and Lessee shall each cause their respective general contractor and/or subcontractors for the Improvements and Lessee's Work to cooperate with each other in facilitating the mutual access to the Leased Premises and in coordinating the timing of the stages of the Improvements and the Lessee's Work so as to facilitate the completion on a timely basis. To the extent reasonably possible and without having to incur additional expense, Lessor shall, prior to Substantial Completion, provide Lessee with access to the Leased Premises and storage space at the site for Lessee's equipment, trade fixtures, and other property in connection with Lessee's Work and shall furnish water, electricity, elevator service, and HVAC to the Leased Premises during the performance of any Lessee's Work; provided that, if requested by Lessor, Lessee shall reimburse Lessor for the cost of any such utility services used by Lessee, which cost shall be prorated by Lessor on a fair and equitable basis to reflect the amount of such services actually used by Lessee in connection with the performance of any of the Lessee's Work.

     (1) LESSEE DELAYS: The tent "Lessee Delay" shall mean any actual delay in the completion of the Improvements which delays Substantial Completion and which is due to any act or omission of Lessee, its agents, or contractors. Lessee Delays shall include:

     (1)  Initial Delays

     (2)  Change Delays.

     (3) Any delay by Lessee beyond five (5) days in giving Lessor notice of Lessee's approval of any Change Orders or in giving Lessor notice of any other consents or approvals required of Lessee hereunder in connection with the Improvements.

     (m) UNAVOIDABLE DELAY: In the event Lessor shall be delayed or hindered in or prevented from the performance of any act required hereunder in connection with the completion of the Improvements by reason of Lessor's inability to gain access to the Leased Premises, strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, weather or other reason of a like nature and not within the reasonable control of Lessor ("Unavoidable Delay"), then the time allowed for performance of such act shall be extended by a period equivalent to the period directly attributable to such delay.

     (n) NOTICE OF DELAY: At the request of either the Lessor or the Lessee, at any time and from time to time prior to the date of Substantial Completion, Lessor or Lessee may require the other party to provide a written notice setting out whether or not Lessor or Lessee, as the case may be, is aware of any delays under either Section 1(1) or Section 1(m) hereof as of the date of such notice.

     (o) RESOLUTION OF DISPUTES: If Lessee and Lessor disagree as to whether the Construction Documents have been properly prepared or as to whether any aspect of the Improvements has been fully or properly completed, or is otherwise defective, or as to the appropriate manner to correct any such deficiency, or as to the calculation of Change Costs hereunder, or as to the designation of any Lessee Delay or Lessor Delay hereunder, and if Lessee and Lessor, using their reasonable good faith efforts, are otherwise unable to resolve such dispute, ,then such dispute shall be resolved by referring the sane to Verret Architects, whose address is 2900 Wesleyan, Suite 360, Houston, Texas, 77027 and whose telephone number is

(713) 355-2404 (the "Consulting Architect"). In order to initiate such a resolution of any dispute, a party shall be required to give the other party and the Consulting Architect written notice requesting such resolution, which notice shall identify the issue in dispute. The Consulting Architect shall promptly notify the parties of the date, time, and place for the meeting to resolve such dispute, which date shall, if possible, be the same day the demand for resolution is made, but shall in no event be later than three (3) business days after the Consulting Architect's receipt of the demand for resolution. Such notice may be given by telephone if promptly confirmed by written notice. At the conclusion of such meeting, the Consulting Architect shall advise both parties of the Consulting Architect's decision. The Consulting Architect shall send the parties written notice confirming such decision immediately thereafter. Both parties shall be bound by any and all decisions made by the Consulting Architect and shall perform its obligations hereunder in accordance with such decisions. The Consulting Architect's fees and expenses shall be split equally between the parties.

                                   Article 2

                                      TERM
                                      ----

     (a) Subject to and upon terms, provisions and conditions hereinafter set forth, this Lease shall be and continue in full force and effect for an initial term of eighty-six (86) months, beginning on the Commencement Date as hereinafter defined.

     (b) The eighty-six (86) month initial term of this Lease shall commence on the earlier of fifteen (15) days after Substantial Completion or the date Lessor delivers possession of the Leased Premises to Lessee (the "Commencement Date"). There is attached to this Lease as Exhibit C a form of declaration by Lessor and Lessee relating to the date of commencement of the term hereof, which declaration shall be executed by both Lessor and Lessee upon said Commencement Date. The date of delivery of such possession, as shown by said declaration, shall be the Commencement Date of the said eighty-six (86) month initial term of this Lease.

     (c) It is agreed that Lessee may enter into the Leased Premises prior to the completion of the Improvements for the purpose of completing the Lessee's Work, if any, without being deemed thereby to have taken possession of the Leased Premises or obligated itself to pay rent; provided that Lessee's Work shall in no way interfere with the construction of such Improvements or the work of Lessor or of Lessor's Contractor and shall not subject Lessor to any liabilities whatsoever. Any equipment or fixtures installed by Lessee during such period shall remain vested in Lessee; provided, however, that if any such equipment or fixtures installed by Lessee pursuant to the terms of this Section 2(c) shall be removed prior to the expiration date of this Lease, Lessee shall be obligated, at its expense, to restore any damage to the Building caused thereby to the condition existing prior to the installation of such equipment and fixtures.

     (d) So long as there is no uncured default hereunder by Lessee as of the date of Lessee's exercise of the Renewal Option or as of the date of the commencement of the Renewal Term, Lessee shall be entitled and is hereby granted one (1) option (the "Renewal Option") to extend the term of this Lease for an additional period of five (5) years (the "Renewal Term"). Except for rental, as hereinafter defined and separately provided for, the Renewal Term shall be on all the other terms and conditions of this Lease. Lessee shall be entitled to exercise the Renewal Option by giving notice of such exercise to Lessor not less than twelve (12) months prior to the expiration of the initial term. Should Lessee fail to timely exercise the Renewal

Option in accordance with the preceding provisions, said Renewal Option shall expire and be of no further force and effect.

     (e) At the request of either party, the parties agree to execute a short form memorandum of lease confirming the basic terms of this Lease and to record such memorandum of lease in the appropriate land title records.

                                   Article 3

                                     RENTS
                                     -----

     (a)  Base Rent and Adjustments.
          --------------------------

          (1) Base Rent. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Lessee promises and agrees to pay Lessor, while this Lease remains in force and effect, paid in monthly payments in advance $0.00 for months one and two of the term; $14,770.00 per month for months three through twelve (3-12) of the term; $15,220.00 per month for months thirteen through twenty-four (13-24) of the term; and $15,400.00 per month for months twenty five through eighty-six (25-86) of the term.

          (2) Unanticipated Site Conditions. Within thirty (30) days after the date of this Lease, Lessor shall complete and Lessee, at its option, may undertake an engineering evaluation and analysis of the Leased Premises to determine whether the site contains any unanticipated physical conditions (an "Unanticipated Physical Condition") which would cause the Lessor or Lessee to deem the Leased Premises to be unacceptable. Lessor shall deliver to Lessee within thirty (30) days after the date of this Lease a written copy of such evaluation and analysis. If Lessor or Lessee discovers any such Unanticipated Physical Condition, Lessor or Lessee shall give prompt written notice thereof to the other party describing the condition, the actions required to correct it, and the estimated cost of such actions. If, within thirty (30) days after receipt of such notice from Lessor or Lessee, Lessee and Lessor shall attempt to resolve the physical condition and if an acceptable resolution is not made within fifteen days (through an adjustment of rent or otherwise), both Lessor and Lessee shall have the right to terminate this Lease by written notice given to the other party. Any such termination shall have the same effect as described in Section 1(d) (2).

          (3) ACC Approval. Promptly after the completion of the Construction Documents, Lessor shall submit the same to any and all Architectural Control Committees or similar entities as may be required by any applicable private covenants or similar non-governmental instruments which may be binding on the Land for review and approval by such entities (the "ACC Approval"). If, as a condition to obtaining any necessary ACC Approvals, Lessor is advised that changes to the Improvements must be made, and such changes will cause Lessor to incur a Material Construction Cost, Lessor shall give prompt written notice thereof to Lessee describing the required changes and the estimated cost to complete them. If, within thirty (30) days after Lessee's receipt of such notice from Lessor, Lessee and Lessor have not agreed upon an allocation of such costs (through an adjustment of rent or otherwise), both Lessor and Lessee shall have the right to terminate this Lease by written notice given to the other party. Any such termination shall have the same effect as described in Section l(d)(2).

          (4) Material Construction Cost. As used in this Section 3(a), the term "Material Construction Cost" shall mean any amount totaling $10,000.00 or more in actual out-of-pocket costs which may be incurred by Lessor for alterations, additions, improvements, or other modifications to the Improvements from those contemplated in the Construction Documents which may be required as a direct result of any Unanticipated Site Conditions or any changes required as a condition to obtaining any necessary ACC Approvals.

     (b) If the term of this Lease, as provided in Section 2(b), commences on a day other than the first day of a calendar month, then the first monthly rental payment shall be reduced to and shall be the proportionate part of the monthly rental owed for the number of days between such Commencement Date and the first day of the following month. Such first rental payment shall be due on the Commencement Date of this Lease, as provided in Section 2(b), and the succeeding payments of monthly rental shall be due and payable on or before the first day of each succeeding calendar month thereafter during the full term of the Lease.

     (c) The rental for the Renewal Term shall be equal to the FMRV of the Leased Premises as of the commencement of the Renewal Term. As used herein, the term "FMRV" shall mean the annual rent which a landlord would be willing to accept in an arm's-length rental of the Leased Premises unimproved by Lessee's Work on all of the terms and conditions set forth herein for the Renewal Term. If the parties cannot agree on the FMRV rent for the Renewal Term, such amount shall be determined on a comparable rent basis, using at least three reasonably comparable rental properties, by a qualified (MAI or equivalent) appraiser located and practicing in the Houston, Texas metropolitan area, agreed upon by the parties, or if they cannot so agree, then each shall select a qualified (MAl or equivalent) appraiser located and practicing in the Houston, Texas metropolitan area, and the two appraisers shall select a third such appraiser and the FMRV shall be the average of the three appraisals. Lessor and Lessee shall share equally in all costs paid to the appraisers in connection with determining FMRV for the Renewal Term hereunder.

     (d) Except or as may otherwise be provided herein, Lessee agrees to pay the rental herein reserved at the times set forth above, without deduction or offset, in lawful money of the United States of America. All such rental payments shall be made to Lessor at the following address:

          c/o Simpkins Group, Inc.
          2900 Wesleyan, Suite 350
          Houston, Texas 77027

or to such other person or to such other place as Lessor may from time to time designate.

                                   Article 4

                                     TAXES
                                     -----

     (a) The term "Taxes" as used herein shall mean all taxes, levies and assessments of every character imposed or assessed upon or against the Leased Premises by any governmental agency or authority having jurisdiction, whether foreseen or unforeseen; provided nothing herein shall require or be construed to require Lessee to pay any gift, estate, inheritance, excess profits, succession, capital levy, transfer tax, income tax, or other tax assessment, lien, charge or levy arising out of the rent payable by Lessee or other income received by Lessor, its successors or assigns. If at any time during the term, the State of Texas or any political subdivision of the state, including any county, city, city and county, public corporation, district, or the United States of America, levies or assesses against Lessor a tax, fee or excise: (i) on rents, (ii) on the square footage of the Leased Premises, (iii) on the act of entering into this Lease, (iv) on the occupancy of Lessee, or any other tax, fee, or excise, however described, including, without limitation, a so-called value added tax, as a direct substitution in whole or in part for, or (except in the case of (i) above) in addition to, any real property taxes, Lessee shall pay before delinquency said tax, fee, or excise.

     (b) Lessee shall pay all Taxes during the term of this Lease directly to the taxing authority therefor prior to the date on which any such Taxes would become delinquent, except as otherwise provided in paragraph (c) below. Lessee shall furnish to Lessor, within thirty (30) days after the date when due, proof of payment of all Taxes paid by Lessee.

     (c) If any Taxes are or may be paid by Lessor to any taxing authority for any tax year in installments, the amount payable by Lessee hereunder shall be payable in such installments, except as otherwise provided below, and no amount shall be payable by Lessee on account of installments becoming payable after the expiration of the term of this Lease which are attributable to a period of time after the expiration of the term hereof or attributable to any period of time prior to the Commencement Date. If any assessment for public improvements is payable, whether in a lump sum or in installments, Lessee shall pay a pro rata share of such assessment, or any installments thereof, based upon the proportion that the number of years remaining in the term of this Lease bears to the expected useful life of such new public improvements as determined by a third party consultant selected by Lessor and Lessee. For purposes of the preceding sentence, the "term" of this Lease shall mean the initial term; provided that, if Lessee exercises the Renewal Option, Lessee shall be assessed its pro rata share based upon the proportion that the number of years of such Renewal Term bears to the expected remaining useful life of such public improvement.

     (d) Lessor shall within ten (10) days of receipt, deliver to Lessee statements, assessments and other notices relative to any tax or assessment.

     (e) Lessee shall have the right, before delinquency occurs, of contesting, objecting to or opposing the legality or validity of any such Taxes provided that prompt notice of such contest, objection or opposition shall be given to Lessor by Lessee at least twenty (20) days before any delinquency; and provided, further, that such contest, objection or opposition shall not be carried on or maintained after the aforementioned time limit for the payment of said obligations unless Lessee shall have duly paid the amount involved under protest or shall have procured and maintained a stay of all proceedings to enforce any collection thereof and shall also have provided for payment thereof, together with all penalties, interest, costs, and expenses, by a deposit of sufficient sum of money or by a good and sufficient undertaking as may be required or permitted by law to accomplish such a stay. In the event of any such contest, objection or opposition, Lessee agrees to pay and discharge any unpaid amounts finally determined to be due within thirty (30) days after the final determination thereof or within such later grace period as may be allowed by law.

                                   Article 5

                                   INSURANCE
                                   ---------

     (a) During the entire term of this Lease, Lessee, at its own cost and expense, shall provide and keep in force for the benefit of Lessor and Lessee comprehensive general public liability insurance policies with insurance companies approved by Lessor and in standard form, protecting Lessor and Lessee (and specifically naming Lessor as an additional assured) against any or all liability in the amount of not less than $1,000,000 in respect of any one occurrence and in the amount of not less than $1,000,000 in respect of injuries to or death of any one person, and in the amount of not less than $1,000,000 in respect of destruction or damage to property, which policies shall cover the entirety of the Leased Premises. Lessee may provide its insurance under a blanket policy, provided the insurance has a Lessor's protective liability endorsement attached.

     (b) During the entire term of this Lease, Lessee shall keep the Building and other improvements constituting a portion of the Leased Premises insured in the name of and for the benefit of Lessor and Lessee and the holder of any mortgage or deed of trust on the Leased Premises as their respective interests may appear, against loss or damage by fire and all hazards covered by the standard form of extended coverage endorsement, and containing six (6) months' rents insurance. Such insurance shall be for not less than one hundred percent (100%) of the full replacement value thereof, as the same shall change from time to time. The term "full insurable value" as used herein means agreed value for actual replacement costs, including the cost of debris removal. Lessee shall carry, at Lessee's sole cost and expense, fire and extended coverage casualty insurance on all of the alterations and improvements completed by Lessee in the Leased Premises and on all trade fixtures, equipment, inventory, and personal property located on the Leased Premises.

     (c) All insurance policies required by this Article 5 shall be written by companies of recognized financial standing which are highly rated by national rating organizations and are legally qualified to issue such insurance.

     (d) At the commencement of the term of this Lease, Lessee shall deliver to Lessor Certificates of Insurance manifesting the insurance coverage required by this Article 5 and, at least ten (10) days prior to the expiration of each such policy, shall pay the premiums for the renewal of such insurance and provide information satisfactory to Lessor evidencing payment thereof. All policies shall provide at least twenty (20) days' written notice to both Lessor and Lessee of any cancellation, termination, or material alteration.

     (e) Lessee and Lessor shall cooperate in connection with the collection of any insurance monies that may be due in the event of loss and shall execute and deliver such proofs of loss and other instruments which may be required for the purposes of obtaining recovery of any such insurance monies.

     (f) Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waive and release the other from and against any and all rights of recovery, claims or causes of action, against the other, its agents, officers, contractors, or employees, for any loss or damage that may occur to the Improvements, the Leased Premises, or any other improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which could be insured against under the terms of any of the insurance policies required to be maintained by the respective parties under
Article 5 hereof, regardless of cause or origin, including the negligence of the other party hereto, its agents, officers, contractors, or employees, and covenants that no insurer shall hold any right of subrogation against the other party.

                                   Article 6

                USE OF LEASED PREMISES AND COMPLIANCE WITH LAWS
                -----------------------------------------------

     (a) It is understood and agreed that Lessee will use and occupy the Leased Premises for general office, prototype and low volume machine shop, light manufacturing, assembly of equipment and products, warehouse use and other purposes reasonably related to Lessee's business operations.

     (b) Lessee shall comply with and fulfill all state, federal and municipal laws, regulations and ordinances applicable to the use of the Leased Premises by Lessee and the business of Lessee conducted thereon. In the event that any installations or alterations to any of the Improvements are required by changes becoming effective after the Commencement Date in the laws, rules, regulations or ordinances applicable to (i) the use of the Leased Premises by Lessee, Lessee shall be required to make such installations or alterations, but Lessee shall be reimbursed by Lessor, within thirty (30) days after receipt of an itemized invoice for same, for a pro rata share of the cost of complying with any such changes applicable to the use of the Leased Premises equal to (x) the excess, if any, of the expected useful life of such alterations or installations over the number of years remaining in the term of this Lease, divided by (y) the expected useful life of such alterations or installations and (ii) the Leased Premises, and not required because of the use by Lessee, Lessor shall make such installations or alterations. For the purposes of the preceding sentence, the "term" of this Lease shall mean the initial term; provided that, if Lessee exercises the Renewal Option, during the Renewal Term, Lessee shall pay its pro rata share of any such remaining costs under item (i) above based upon the proportion that the number of years in such Renewal Term bears to the expected remaining useful life of such alterations.

     (c) Lessee hereby acknowledges the existence of certain laws and regulations at the local, state and federal levels ("Environmental Laws") that control the production, use, transfer, storage and disposal of certain materials that have the potential to cause harm to either the physical environment or living things, such substances hereinafter referred to as "Hazardous Materials". Lessee further acknowledges that it is Lessee's responsibility to ensure that all activities carried out in the Leased Premises during the term of the Lease and any Renewal Term thereof are in compliance with the Environmental Laws. Lessee hereby agrees that (i) no activity will be conducted on the Leased Premises that will produce any Hazardous Materials; (ii) the Leased Premises shall not be used for the storage of Hazardous Materials except in accordance with Environmental Laws; and (iii) no toxic or dangerous chemicals or Hazardous Materials shall be released or discharged by Lessee or anyone for whom Lessee is in law responsible on the Leased Premises in excess of quantities permitted by applicable laws. If Lessee violates any of the foregoing covenants, Lessor will provide written notice to Lessee to take corrective action and Lessee will be given a reasonable period of time to commence corrective action. Upon reasonable prior notice to Lessee, Lessor or Lessor's representative shall have the right, but not the obligation, to enter the Leased Premises for the purpose of inspecting the storage, use and disposal of chemicals and materials used in the conduct of Lessee's business to ensure compliance with the Environmental Laws. Should it be determined, in the exercise of Lessor's reasonable discretion, that said chemicals or materials are being improperly stored, transferred, used, or disposed of, then Lessee shall immediately take such corrective action as reasonably requested by Lessor. Should Lessee fail to commence to take such corrective action in a prompt manner, Lessor shall have the right to perform such work and Lessee shall promptly reimburse

Lessor for any and all costs associated with said work. If at any time during or after the term of the Lease, the Leased Premises are found to be so contaminated or subject to said conditions, as a result of matters which occurred on or after the Commencement Date and which are caused by Lessee, Lessee shall, within a reasonable time period, diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor harmless from all claims, demands, actions, liabilities, costs, expenses, damages, fines, reimbursement, restitution and response costs incurred by Lessor in connection therewith, and the obligations for the foregoing indemnification and the responsibilities of Lessee shall survive the termination or expiration of this Lease. Lessor will provide a complete copy of a Phase 1 environmental survey to Lessee within fifteen (15) days of lease execution. Lessee shall notify Lessor within fifteen (15) days of receipt of any objections to the environmental survey.

                                   Article 7

                    CONDITION OF LEASED PREMISES AND REPAIRS
                    ----------------------------------------

     (a) Following completion of the Improvements by Lessor as provided in
Article 1 above, and except as otherwise herein provided, Lessee agrees, at its sole cost and expense, to maintain all of the Leased Premises in good condition and repair during the full term of this Lease (except for such repairs made necessary by fire or other casualty and which are repaired in accordance with the provisions of Article 9 below) and shall deliver the Leased Premises to Lessor in as good a condition as existed on the date Lessee took possession, the effects of Latent Defects (hereinafter defined), ordinary wear and tear, and obsolescence in spite of repairs excepted. As used herein, the term "Latent Defects" shall mean any defect in design, materials or workmanship in the initial construction of the Improvements, the plans and specifications for same, and/or subsurface soil conditions. Lessee, at its expense shall maintain in good condition the structure of the Building including the roof, foundation, load bearing and exterior walls. Lessee shall, at its own cost and expense, keep and maintain in good order and repair (except for any Latent Defects, ordinary wear and tear, and obsolescence in spite of repairs) all plumbing, wiring, fixtures, equipment, heating and air conditioning equipment, interior and exterior decorations, glass and painting in and on the Building and the parking area and ingress and egress lanes, it being understood and agreed that Lessor shall have no obligation to maintain the Leased Premises after Lessee takes possession other then as provided in this Article 7 and Sections 1(h), 9, and 16 herein, except such repairs caused by Lessor's tortuous acts or omissions, improper workmanship, or variance from plans and specifications.

     (b) Lessor hereby assigns to Lessee all construction or equipment warranties, guarantees, and/or service policies received by it which are applicable to the Improvements; provided that such assignment shall not prevent Lessor from enforcing same for its own benefit in order to perform its obligations herein.

     (c) In the event Lessee refuses or neglects to commence or to complete properly and adequately any repairs which are the responsibility of Lessee hereunder, then Lessor may (but shall not be obligated to) make such repairs after thirty (30) working days' written notice to Lessee, or such shorter period required by any emergency. In such event, Lessee shall be obligated to repay the reasonable cost thereof to Lessor, upon demand, as additional rent.

     (d) In the event Lessor refuses or neglects to commence or to complete properly and adequately any repairs which are the responsibility of Lessor hereunder, Lessee may (but shall not be obligated to) make such repairs after ten (10) working days' written notice to Lessor, or such shorter period required by any emergency. In such event, Lessor shall be obligated to repay the cost thereof to Lessee, upon demand, or after thirty (30) days' notice to Lessor of such costs incurred by Lessee, Lessee shall deduct the reasonable costs from the next installments of rent until Lessee is fully compensated.

                                   Article 8

                                INDEMNIFICATION
                                ---------------

     Lessee shall indemnify, defend and hold Lessor harmless from any and all Claims arising from Lessee's use of the Leased Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Lessee on or about the Leased Premises and shall further indemnify, defend and hold Lessor harmless from and against any and all Claims arising from any negligence of Lessee or any of its agents, contractors, employees or invitees and any and all cost, attorney's fees, expenses and liabilities incurred in the defense of any Claim or any action or proceeding brought thereon, but excepting any Claims caused by the intentional acts or negligence of Lessor, its employees, contractors or agents, or Lessor's breach of any of its obligations set forth in this Lease. Lessee hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause, and Lessee hereby waives all Claims in respect thereof against Lessor, excepting where said damages caused by the intentional acts or negligence of Lessor, its employees, contractors or agents, or Lessor's breach of any of its obligations set forth in this Lease. "Claims" is hereby defined to include claims, suits, actions, debts, damages, costs, losses, obligations, or judgments.

                                   Article 9

                             DAMAGE OR DESTRUCTION
                             ---------------------


     (a) Subject to the further provisions of this Article 9, if the Improvements are damaged or destroyed (whether partially or totally) by fire or other casualty or cause whatsoever, Lessor at its sole expense shall promptly thereafter commence and diligently pursue to completion, the rebuilding, restoration or repair of the Building and Improvements, in a good and workmanlike manner, to a state and condition of repair in which their value and utility is not substantially less than their value and utility immediately prior to the damage and destruction, and this Lease shall continue in full force and effect, subject to the abatement provision of Section 9 (b).

     (b) If the Improvements are destroyed or damaged and are repaired or restored pursuant to the provisions of this Article 9, the monthly rentals payable hereunder for the period from the date of such destruction or damage to the date the Building is repaired or restored shall be abated in proportion to the degree, in the judgment of Lessee, to which the Building is rendered untenantable or unusable by Lessee for its purposes.

     (c) If Lessor shall be obligated or shall elect to repair or restore the Building under the provision of this Article 9, but does not commence such repair or restoration within ninety (90) days after such obligation shall accrue (except where such delay is not within the reasonable control of Lessor) or complete such repair or restoration within one hundred and eighty (180) days after the commencement thereof (except where such delay is not within the reasonable control of Lessor), or if Lessee reasonably determines that the Building cannot be repaired or restored within 180 days, Lessee may at Lessee's option cancel and terminate this Lease as of the date of the occurrence of such damage by giving Lessor written notice of Lessee's election to do so at any time after the expiration of such periods of time and prior to the completion of such restoration work by Lessor.

     (d) Upon cancellation of this Lease pursuant to this Article 9, all rental and other charges due from Lessee shall terminate, Lessor shall refund to Lessee any prepayments of rent or other charges, and both parties shall be relieved of all further obligations under this Lease.

                                   Article 10

                                  ALTERATIONS
                                  -----------

     (a) Lessee shall not make, or suffer to be made, any structural alterations of or improvements to the Building or the Leased Premises, or any part thereof, without the prior written consent of Lessor, which consent shall not be withheld unreasonably.

     (b) Any equipment or trade fixtures of whatsoever nature as shall have been installed in the Building by Lessee, whether permanently affixed or not, shall continue to be the property of Lessee and may, but need not be, removed by Lessee at the termination of this Lease; provided, however, Lessee shall at its own expense repair any injury to the Building resulting from any such removal and shall pay the cost of removing any trade fixtures installed by Lessee which are not removed by Lessee on or prior to the termination of this Lease.

     (c) All alterations and improvements made to the Building under Section 10(a) shall become the property of Lessor upon expiration of this Lease and need not be removed by Lessee at its expense.

                                   Article 11

                                   UTILITIES
                                   ---------

     Lessee shall pay, before delinquency, all charges for water, gas, electricity, telephone service and all other services and public utilities furnished to or used in, upon or about the Leased Premises by Lessee during the term of this Lease.

                                   Article 12

                                  HOLDING OVER
                                  ------------

     (a) Lessee agrees that upon the expiration or termination of this Lease (however the same may be brought about), peaceable possession of the Leased Premises will be promptly surrendered and delivered to Lessor.

     (b) In case of holding over by Lessee after the termination of this Lease without the written consent of Lessor (however such termination shall be brought about), Lessee shall be obligated to pay rent to Lessor on a per diem basis for the entire hold over period at one hundred fifty percent (150%) of the rental rate in effect at the time of the termination of this Lease. In the event of a holding over by Lessee after the term of this Lease (whether with or without the written consent of Lessor), Lessee shall be and continue as the tenant at will of Lessor and in the event of Lessee's failure to surrender, Lessor shall be entitled to institute and maintain am action of forcible detainer of the Leased Premises in any court of competent jurisdiction.

                                   Article 13

                              ASSIGNMENT AND SALE
                              -------------------

     (a) In the event Lessee should desire to assign this Lease or sublet the Leased Premises or any part thereof, Lessee shall give Lessor written notice of such desire, together with financial information as to the proposed assignee or sublessee sufficiently complete to allow Lessor to determine the financial condition of such assignee or sublessee, at least twenty (20) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period of fifteen (15) days following receipt of such notice and financial information within which to notify Lessee in writing that (i) Lessor consents to such assignment or sublease, which consent shall not be unreasonably withheld, or (ii) Lessor does not consent thereto provided, however, that Lessee may without prior written notice and consent from Lessor, assign this Lease or sublet all or part of the Leased Premises to any entity which controls, is controlled by, or is under common control with Lessee or any entity which is a successor to Lessee by acquisition, merger, or consolidation of or with Lessee. No assignment or subletting by Lessee shall relieve Lessee or any guarantor of its Lease of any obligation under this Lease. (iii) Upon request by Lessor, Lessee shall furnish to Lessor copies of its latest annual report together with quarterly income statements and balance sheet to date.

     (b) Lessor shall have the continuing right at any time to sell or convey the Leased Premises and Lessor's rights under this Lease, and nothing herein contained shall be construed as restricting such rights of Lessor. In the event Lessor should hereafter sell or convey the Leased Premises to a third party or parties, such party or parties shall acquire the Leased Premises subject to the terms and provisions of this Lease and shall be subrogated to all of the rights and privileges of Lessor hereunder, and Lessor shall thereupon be completely relieved and discharged from all duties and obligations herein imposed upon Lessor which accrue after the effective date of such conveyance; provided that such transferee of Lessor shall have assumed all of Lessor's duties and obligations which accrue under this Lease after such date.


                                   Article 14

                           INSOLVENCY AND BANKRUPTCY
                           -------------------------

     It is mutually agreed, covenanted and understood by and between the parties hereto that in the event any proceeding under the Bankruptcy Code or any amendment thereto are commenced by or against Lessee, or in the event Lessee is adjudged insolvent or makes an assignment for the benefit of its creditors, or if a writ of attachment or execution is levied on the leasehold estate created hereby and is not released or satisfied within a reasonable time thereafter, or if a receiver is appointed in any proceeding or action to which Lessee is a party as debtor, with authority to take possession or control of the Leased Premises or the business conducted therein by Lessee, the same shall be a default by Lessee hereunder and Lessor shall have the right to exercise its remedies as provided hereafter.

                                   Article 15

                            DEFAULT AND ABANDONMENT
                            -----------------------

     (a) If Lessee shall at any time fail to pay when due any payment of rent or other sums provided for herein to be paid to Lessor, and such failure continues uncured for a period of ten (10) days after the date that Lessee receives written notice thereof from Lessor, or if Lessee shall at any time fail to perform any of the covenants, terms, conditions or provisions of this Lease (other than the payment of rent or other sums), and such failure continues uncured for a period of thirty (30) days (or if such failure cannot with reasonable diligence be cured within thirty (30) days, then such longer period of time as may be reasonably necessary, provided that Lessee shall continuously use reasonable diligence in attempting to cure such failure) after Lessor gives Lessee written notice of such failure, or if Lessee shall assign or sublet without written approval of Lessor (unless such approval is not required by the terms of this Lease), Lessor shall have any one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

          (i) Lessor may terminate this Lease, upon written notice to Lessee and all of Lessee's rights shall be forfeited and lapsed, as fully as if this Lease had expired by lapse of time.

          (ii) Lessor may terminate Lessee's right of possession (but not this Lease) and may repossess the Leased Premises by any lawful means, without further demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor will use reasonable efforts to relet the same for the account of Lessee for such rent and upon such terms as shall be reasonably satisfactory to Lessor. For the purpose of such reletting, Lessor is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be reasonably necessary. Such reletting will not be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention be given Lessee by Lessor.

                                   Article 16

                                 EMINENT DOMAIN
                                 --------------

     (a) If during the term hereof, all or substantially all, of the Leased Premises, shall be taken in any condemnation or eminent domain proceeding, this Lease shall thereupon terminate. In such event the obligation to pay rent and Lessee's right of possession hereunder shall terminate on the date of such taking. Any rent paid in advance shall be apportioned as of the date of such taking, and Lessee's portion thereof shall be refunded to Lessee.

     (b) If only a part of the Leased Premises are taken so as to materially affect the operation of Lessee's business from the Leased Premises and such effect would continue even though the Leased Premises were restored by Lessor as hereinafter provided, either party hereto shall have the option to terminate this Lease as of the date of ouster by giving written notice of termination within fifteen (15) days after Lessee has been ousted from possession of such part, whereupon this Lease shall be of no further force or effect, and Lessor and Lessee shall each be relieved of any obligations or liabilities hereunder as of said date of ouster. If this Lease is not terminated pursuant to the foregoing provisions, Lessor, at its own risk, expense and liability to Lessee, shall promptly (but only to the extent of the proceeds of the condemnation award) make such repairs and alterations to such part of the Leased Premises not taken so as to constitute a complete building and land site suitable for the uses and purpose for which said Leased Premises are being utilized by Lessee. In such event Lessee's right of possession as to the portion so taken shall terminate on the date of such taking, and the rental payable hereunder shall be reduced by a just and proportionate amount to be agreed to by Lessor and Lessee, taking into consideration the amount of land, and the usable space in the Building and other improvements remaining after any such taking; but, if so much is taken as to render the Leased Premises completely untenantable or unsuitable for the purpose for which they are hereby leased, and neither Lessee nor Lessor exercises the option to terminate this Lease as herein provided, all rental payments shall be suspended until the date of completion by Lessor of such repairs and alterations.

     (c) The provisions of this Article 16 shall only apply to the Improvements, and in no event shall Lessor be obligated to reconstruct any improvements constructed by Lessee but Lessor shall pay to Lessee a fair and equitable portion of the condemnation award in lieu thereof.

     (d) Any condemnation award or recovery shall belong and be paid to Lessor, and Lessee shall have no claim thereto except as specified herein. Lessee reserves the right to bring an action in its own name for its loss of business and leasehold interest as well as any other damages which Lessee may recover as a result of such condemnation action, including moving costs. The provisions herein shall not be subject to the rights of Lessor's mortgagee to apply condemnation proceeds to the debt secured by its Mortgage.

                                   Article 17

                               ACCESS TO PREMISES
                               ------------------

     Lessee shall permit Lessor and its agents to enter into and upon the Leased Premises at all reasonable times and with at least two (2) days written notice, except in an emergency situation, in accordance with the provisions hereof, for the purpose of making repairs, alterations, or additions to any other portion of the Leased Premises, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required or for the purpose of posting notices of nonliability for alterations, additions or repairs. Lessor shall conduct its activities in the Leased Premises in a manner that will cause the least possible interference with Lessee's business operations and rent shall ratably abate during which time Lessee is deprived of use of any portion of the building area of the Leased Premises as a result of Lessor's presence in the Leased Premises. Lessee shall permit Lessor, at any time within ninety (90) days prior to the expiration of this Lease, to place upon the Leased Premises usual or ordinary "For Lease" signs, and during such ninety (90) day period Lessor or its agents may, during normal business hours, enter upon the Leased Premises and exhibit same to prospective tenants.

                                   Article 18

                             SUBORDINATION OF LEASE
                             ----------------------

     Upon Lessor's request, and at Lessor's sole option, Lessee will subordinate this Lease to the liens of any first mortgage or under first lien resulting from any method of financing or refinancing except Industrial Development Bond financing or refinancing (hereinafter collectively referred to as a "Mortgage") now or hereafter existing against all or part of the Leased Premises, and to all renewals, modifications, replacements, consolidations and extensions thereof; provided that the holder of any such Mortgage agrees in writing that if the Lessor defaults under such Mortgage, the holder shall not disturb Lessee's possession, rights and leasehold interest hereunder while Lessee is not in default hereunder beyond the time allowed for curing the same. At any time and from time to time during the term of this Lease, within twenty (20) days after Lessee's receipt of a written request from Lessor or any of Lessor's lenders, Lessee shall execute and deliver a document, in form and substance reasonably acceptable to Lessee, Lessor, and any such lender, confirming such subordination and nondisturbance. Within ninety (90) days after the date of this Lease, Lessor shall deliver to Lessee a written non-disturbance agreement from the holder of any Mortgage executed prior to the Commencement Date in form and substance reasonably acceptable to Lessee. In the event of such default by Lessor, or any foreclosure, sale or other event causing Lessor's ownership of the Leased Premises to terminate, Lessee shall attorn to the new owner and shall recognize the new owner as Lessee's Lessor under this Lease. Lessee shall, upon request of the holder of any such Mortgage, execute and deliver any instrument reasonably requested by such holder to evidence the subordination, attornment, and nondisturbance provisions set forth herein. Lessee waives any right which it might have by law or in equity to terminate this Lease or to surrender possession of the Leased Premises upon termination of, or institution of proceedings against, Lessor's rights of ownership in the Leased Premises; provided that none of Lessee's rights and interests under this Lease are disturbed. The new owner shall recognize Lessee as a direct tenant under this Lease; provided that Lessee is not in default as would permit Lessor to terminate this Lease, and that Lessee delivers to the new owner upon demand an instrument certifying to such effect and confirming the agreement of Lessee to attorn to the owner. As herein used, the term "foreclosure" shall include both judicial proceedings and the exercise of a power of sale under any mortgage or deed of trust without recourse to judicial proceedings.

                                   Article 19

                              ESTOPPEL CERTIFICATE
                              --------------------

     Lessor and Lessee each hereby agree, at any time and from time to time within twenty (20) days after requested by the other party, to execute and deliver to the other party a written certificate stating (a) whether this Lease is in full force and effect; (b) whether this Lease has been modified or amended and if so, identifying and describing any such modification or amendment; (c) whether rent and other charges have been paid more than thirty (30) days in advance of the date when due and if so that date to which that have been paid in advance; and (d) whether, to the best knowledge of the party giving the certificate, any uncured default exists on the part of the other party, and, if so, specifying the nature of such default.

                                   Article 20

                                     WAIVER
                                     ------

     No covenant or condition of this Lease to be performed by Lessee and/or Lessor can be waived except by the written consent of Lessor and/or Lessee, and forbearance or indulgence by Lessor or Lessee in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee and/or Lessor to which the same may apply; and until complete performance by Lessee or Lessor of said covenant or condition, Lessor and/or Lessee shall be entitled to invoke any remedy available unto it under this Lease or at law, despite said forbearance or indulgence. The subsequent acceptance of rental hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rental.

                                   Article 21

                                QUIET ENJOYMENT
                                ---------------

     Lessor agrees that so long as Lessee is not in default hereunder Lessee shall have the quiet enjoyment of the Leased Premises without hindrance on the part of Lessor, and Lessor will defend Lessee in the peaceful and quiet enjoyment of the Leased Premises (other than those claiming by, through, or under Lessee).

                                   Article 22

                           ATTORNEY FEES AND INTEREST
                           --------------------------

     (a) In the event either party hereto shall institute suit against the other with reference to the terms and conditions of this Lease, the prevailing party shall be entitled to reasonable attorney's fees and court costs.

     (b) All sums due from one party to the other party hereunder which are not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the national prime interest rate plus two percent (2%) per annum from the date same became due until paid.

                                   Article 23

                                     SIGNS
                                     -----

     Lessee shall have the right to install, maintain and replace exterior signs in or on the Leased Premises subject to any applicable laws, codes or ordinances and subject to any reasonable rules and regulations adopted for the Leased Premises. Lessee shall make all repairs required by reason of the installation and maintenance of its signs, except damage caused by the acts of Lessor, its agents, servants or employees.

                                   Article 24

                               SERVICE OF NOTICE
                               -----------------

     Any notice or demand which either party hereby may desire to serve upon the other in furtherance of any provisions of this Lease shall be in writing and shall be sufficiently served if the same shall be sent by Federal Express or other overnight courier service, or shall be sent United States Mail, postage, prepaid, certified or registered, or shall be sent by facsimile transmission, addressed, in the instance of Lessor, as follows:

             c/o Simpkins Group
             2900 Wesleyan, Suite 350
             Houston, TX 77027
             713/963-8079 (Fax)
or to such other address as Lessor shall designate by. written notice to Lessee, and in the instance of Lessee, addressed as follows:

             Attn:  Law Department
             50 Barnes Park North
             Wallingford, CT 06492
             203-294-4211  (Fax)

             copy to:
             Day, Berry & Howard LLP
             Attn:  Real Estate Department
             CityPlace I
             185 Asylum Street
             Hartford, CT 06103
             860-275-0343  (Fax)


or such other address as Lessee shall designate by written notice to Lessor.

     Such notices shall be deemed to have been served at the time of the actual receipt or refusal of delivery thereof.

                                   Article 25

                                    CAPTIONS
                                    --------

     The various headings and numbers herein and the grouping of the provisions of this Lease into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

                                   Article 26

                                      TIME
                                      ----


     Time is of the essence of this Lease and each and all of its provisions.

                                   Article 27

                             SUCCESSORS AND ASSIGNS
                             ----------------------

     This Lease shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of Lessor and Lessee; provided, however, that nothing herein shall impair any of the provisions hereinabove set forth inhibiting assignment or subletting without the written consent of Lessor.

                                   Article 28

                               PARTIAL INVALIDITY
                               ------------------

     If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   Article 29

                                    CONSENT
                                    -------

     Whenever the consent of either Lessor or Lessee must be obtained hereunder, such consent shall not be unreasonably withheld.

                                   Article 30

                                 FORCE MAJEURE
                                 -------------

     (a) Whenever Lessor or Lessee shall be required hereunder or by law to perform or provide any contract, act, work, labor or service, or to perform or comply with any law, order, ordinance, or building, zoning or other regulations, requirements, or rule of any governmental authority having jurisdiction, or to perform any covenant hereunder (other than the payment of any sum of money) such party shall not be deemed in default therein and the other party hereto shall not enforce or exercise any of its rights hereunder if and so long as:

          (1) Non-performance or default therein shall be caused by strikes, lockouts, non-availability of labor or materials, war or national defense, governmental restrictions, acts of God or other such unforeseeable events or circumstances beyond the control of such party; and

          (2) Such party shall contest the matter involved with due diligence and in good faith in a proper forum or court with the person or governmental authority requiring such payment, act, work, labor, services, contract or lien.

     (b) The foregoing provision of this Article 30 shall not apply to the payment by Lessee to Lessor of rent or any other monetary sums due by Lessee hereunder or to any of Lessor's obligations under Article 1 of this Lease.

                                   Article 31

                                   ALTERATION
                                   ----------

     This Lease shall not be altered, amended, or modified in any way or terminated except by an instrument in writing, executed by both parties.

                                   Article 32

                            PERSONAL PROPERTY TAXES
                            -----------------------

     During the term hereof, Lessee shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Lessee contained in the Leased Premises; and, when possible, Lessee shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the Leased Premises.

                                   Article 33

                               LEGAL CONSTRUCTION
                               ------------------

     This Agreement shall be construed in accordance with the laws of the State of Texas.

                                   Article 34

                            LIMITATION OF LIABILITY
                            -----------------------

     Neither party shall ever be liable for consequential or punitive damage in connection with any of its obligations hereunder.

                                   Article 35

                                   NET LEASE
                                   ---------

     This Lease is a net lease, and except as otherwise expressly provided herein, Lessee shall pay all costs and other expenses of every character, foreseen or unforeseen, for the payment of which Lessee is or shall become liable by reason of its estate or interest in the Leased Premises, or which are connected with or arise out of the possession, use, occupancy, maintenance or repair of the Leased Premises or any portion thereof, except as otherwise provided in this Lease. Rent and any and all other amounts payable by Lessee hereunder shall be paid by Lessee without notice or demand (except as herein otherwise provided), and without any set-off, deduction, abatement, suspension, deferment, diminution or reduction of any kind for any reason, except as specifically provided herein.

                                   Article 36

                   LIMITATION OF LESSOR'S PERSONAL LIABILITY
                   -----------------------------------------

     Notwithstanding any other provision in this Lease to the contrary, Lessee specifically agrees to look solely to Lessor's interest in the Leased Premises and in this Lease for the recovery of any judgment from Lessor, it being agreed that Lessor shall never be personally liable for any such judgment.

                                   Article 37

                      COMPLIANCE WITH ENVIRONMENTAL LAWS
                      ----------------------------------

     (a) Lessor warrants and represents to Lessee that, to the best of Lessor's knowledge and after reasonable inquiry, the Leased Premises will be in full compliance at the date of delivery to Lessee with all applicable Environmental Laws.

     (b) Lessor shall defend, indemnify and save Lessee, its officers, directors, agents and employees, harmless from and against all claims, obligations, demands, actions, proceedings and judgments, loss, damage, liability and expense (including reasonable attorney's fees and expenses) which any one or more of them may sustain in connection with any non-compliance of the Leased Premises as of the Commencement Date with all Environmental Laws or in connection with any environmental condition affecting the Leased Premises.

     (c) If any material environmental violation encompassed within this Article 37 cannot be or is not corrected within one hundred eighty (180) days of discovery, Lessee may terminate this Lease upon thirty (30) days' written notice to Lessor provided the material environmental condition is not caused by the Lessee. If any environmental violation poses a threat to health or safety, rent shall immediately abate and Lessee shall have the immediate right to terminate this Lease without liability. Further, during any clean-up period, if Lessee's use of the Leased Premises is materially impaired, Lessee's obligation to pay rent shall ratably abate provided the environmental condition is not caused by Lessee.

     (d) The parties hereto specifically agree that the indemnities of Lessor and Lessee contained herein shall not extend to loss of business, lost rentals, or consequential damages.

     (e) The provisions of this Article 37 shall survive the expiration or earlier termination of this Lease.

                                   Article 38

                    LESSOR'S REPRESENTATIONS AND WARRANTIES
                    ---------------------------------------

     Lessor will represent and warrant to Lessee, as of the Commencement Date, that to the best of its knowledge:

     (a) Lessor does not have knowledge of, or reason to believe that there are grounds for, the filing of a lien against the Leased Premises, other than the lien for the construction loan.

     (b) Lessor does not have knowledge of any pending condemnation or similar proceeding affecting the Leased Premises or any portion thereof.

     (c) Lessor does not have knowledge of any legal actions, suits, or other legal or administrative proceedings, pending or threatened against the Leased Premises nor that any such action, suit, proceeding or claim has been threatened or asserted against Lessor or the Leased Premises.

     (d) Lessor has granted no leases or license, nor created any tenancies, affecting the Leased Premises and there are no parties in possession of any portion of the Leased Premises as trespassers or otherwise.

     (e) Lessor does not have knowledge of any uncured violations of federal, state or municipal laws, ordinances, orders, regulations, or requirements affecting any portion of the Leased Premises.

     (f) The Leased Premises have adequate legal access to abutting public highways, streets and roads.

     (g) Lessor does not have knowledge of any pending or threatened governmental or private proceedings which would impair or result in the termination of access from the Leased Premises to abutting public highways, streets and roads.

     (h) Lessor does not have knowledge of, or reason to believe that there are
(i) any government agencies investigating the Leased Premises, (ii) any environmental defects affecting the Leased Premises or property, (iii) radon or radon decay products, asbestos or asbestos decay products, within the Building at greater than generally accepted safe levels, or (iv) mines or other subsurface conditions which would have a materially adverse effect on the Leased Premises.

     (i) Lessor does not have knowledge that the Leased Premises or any adjacent property now are or have been the site of any place of business engaged in operations which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of any Hazardous Materials, above or below ground.

     (j) There is presently in existence or available adequate water, electrical, sewage, stormwater and drainage systems, and gas utility service required for the intended use of the Leased Premises.

     (k) The intended use and occupancy of the Leased Premises are in full compliance with all requirements of applicable building, zoning and land development ordinances and all conditions of applicable planning board subdivision, site plan and variance (if any) approvals.

     (1) Lessor will obtain all required site plan approvals, permits and certificates of occupancy necessary for Lessee's occupancy and intended use.

     (m) Lessor has no knowledge, or reason to believe that there are underground storage tanks located on the Leased Premises, nor have there been any in the past.

                                   Article 39

                          OWNERSHIP OF LEASED PREMISES
                          ----------------------------

     Lessor represents and warrants that there are no reservations, easements, building lines, covenants, restrictions, encumbrances or, other objections or exceptions to good and marketable title that would prevent or impair either the timely construction of the Improvements in accordance with the Construction Documents approved by Lessee, or the use thereof as contemplated by Lessee. Lessor shall furnish to Lessee a copy of the title policy showing title in Lessor. If it is determined that Lessor and/or its assigns does not have good and clear title to the Leased Premises at any time after commencement of construction and Lessor cannot obtain good and clear title, then Lessee may terminate this Agreement by giving Lessor written notice of its election to terminate, whereupon Lessee shall have no further obligation to Lessor under this Lease.

                                   Article 40

                   COMPLIANCE WITH PUBLIC ACCONMODATION LAWS
                   -----------------------------------------

     (a) Lessor represents, warrants and covenants that, upon the Commencement Date, the Leased Premises will comply with all applicable laws, regulations, and building codes, including, without limitation, all laws governing non-discrimination in public accommodations and commercial facilities, including, without limitation, the requirements of the Americans with Disabilities Act and all regulations thereunder.

     (b) Lessor agrees to indemnify, defend and hold harmless Lessee, its officers, directors and employees from and against any and all claims, liabilities, losses and expenses

(including reasonable attorney's fees) arising in connection with Lessor's failure to comply with the provisions of this Article, save and except the continued negligence of Lessee.

                                   Article 41

                               SECURITY DEPOSITS
                               -----------------

     Lessee has deposited with Lessor a letter of credit in the amount of $150,000, which letter of credit is acceptable in form and content to Lessor and has been issued by a bank acceptable to Lessor, as security for the faithful performance by Lessee of the terms and conditions of this Lease. In the event of a default by Lessee under this Lease including, without limitation, a failure to pay rent or Taxes, Lessor may draw against said letter of credit to the extent required to cure any such default. In the event that Lessee shall not then be in default under the terms and conditions of this Lease, said letter of credit shall be returned to Lessee on the earliest of the date of any of the following: (i) five (5) years from the Commencement Date; or (ii) Lessee's becoming a public company; or (iii) Lessee's acquisition by or merger with another public company; or (iv) notification to Lessor by Lessee that Lessee has generated a net profit for any quarter of any fiscal year of Lessee as determined by generally accepted accounting practices and as evidenced by a letter from accountants for Lessee or other evidence approved by Lessor, which approval will not be unreasonably withheld.

     EXECUTED as of the date set forth hereinabove.

LESSOR:  D/S 16600 Park Row, Ltd.

A Texas limited partnership

By:  /s/ B.D. Simpkins, Jr.
     ----------------------
     B.D. Simpkins, Jr.
Its:  General Partner
      ---------------

LESSEE:  CiDRA Corporation,
A Delaware corporation

By:  /s/ F. Kevin Didden
     -------------------
     F. Kevin Didden
Its:  President and CEO
      -----------------

                        AMENDMENT #2 TO LEASE AGREEMENT
                        -------------------------------

     THIS AMENDMENT modifies the LEASE AGREEMENT dated July 7, 2000 and Amendment #1 to Lease Agreement dated July 20, 2000, by and between D/S 16600 Park Row, Ltd., a Texas Limited Partnership (hereinafter called "Lessor"), and CiDRA Corporation, a Delaware corporation (hereinafter called "Lessee"). Unless specifically changed here, all terms of the Lease Agreement and Amendment #1 to Lease Agreement remain in full force and effect.

                                  WITNESSETH:

                                   Article 1

                     CONSTRUCTION OF IMPROVEMENTS BY LESSEE
                     --------------------------------------

     (a) Lessor agrees to expend funds up to $172,170 ("Allowance") in addition to the purchase price of the Leased Premises to remodel, refurbish and renovate same to Lessee's specifications. Said Allowance shall include but is not limited to actual construction costs, architectural and engineering fees.

                                   Article 3

                                     RENTS
                                     -----

     (a)  Base Rent and Adjustments.
          --------------------------

          (1) Base Rent. As consideration for the use and occupancy of, and as rental for, the Leased Premises, Lessee promises and agrees to pay Lessor, while this Lease remains in force and effect, paid in monthly payments in advance $0.00 for months one and two of the term; $16,371.21 per month for months three through twelve (3-12) of the term; $16,821.21 per month for months thirteen through twenty-four (13-24) of the term; and $16,991.21 per month for months twenty-five through eighty-six (25-86) of the term.

     EXECUTED as of the ____ of September, 2000.

LESSOR:  D/S 16600 Park Row, Ltd.,

A Texas limited partnership

By:
   --------------------------
Its:
    --------------------------

LESSEE:  CiDRA Corporation,
a Delaware corporation

By:  /s/ F. Kevin Didden
     -------------------
     F. Kevin Didden
Its:  President and CEO
      -----------------

                                  EXHIBIT "C"


                            RENT COMMENCEMENT LETTER
                            ------------------------


                            RENT COMMENCEMENT LETTER
                            ------------------------


     In accordance with Article 2 Term of the Lease Agreement between D/S 16600 Park Row, Ltd. ("Lessor") and CiDRA Corporation ("Lessee"), dated the ___ day of ____, 2000 (the "Lease"), Lessor and Lessee hereby agree, certify, and stipulate that the Term of the Lease commenced on the __ day of _______, 2000, and shall terminate on the ___, day of __________, 2000.



                                  "LESSOR"

                                  D/S 16600 Park Row, Ltd.,
                                  a Texas limited partnership


                                  By:
                                     ----------------------------
                                  Name:
                                        --------------------------
                                        (Please Print)



                                  "LESSEE"

                                  CiDRA Corporation,
                                  a Delaware corporation


                                  By:
                                     ------------------------------
                                  Name:
                                       ------------------------------
                                       (Please Print)